                                                                    EXHIBIT 10.2

                               CONSENT AND WAIVER
                       [Southern California Dairy Venture]

         CONSENT AND WAIVER (this "Consent and Waiver"), dated as of July 23, 1999, relating to the Amended and Restated Credit Agreement, dated as of May 22, 1998 (as amended, supplemented or otherwise modified and in effect on the date hereof, the "Credit Agreement"), between Suiza Foods Corporation, a Delaware corporation (the "Company"), the lenders party thereto (the "Lenders") and First Union National Bank, as administrative agent for the Lenders (in such capacity, the "Agent").

         WHEREAS, Swiss Dairy Corporation, a Delaware corporation (hereinafter referred to as "Swiss Dairy"), is a Wholly Owned Subsidiary of the Company and party to the Subsidiary Guarantee and Security Agreement (as defined in the Credit Agreement);

         WHEREAS, Adohr Farms, LLC, a limited liability company (hereinafter referred to as "Adohr") is owned directly or indirectly by Dairy Farmers of America, Inc., a Kansas cooperative marketing association ("DFA"), Mid-Am Capital, LLC ("Mid-Am"), Louis J. Stremick ("Stremick") and Michael W. Malone ("Malone");

         WHEREAS, the Company, DFA, Mid-Am, Stremick and Malone desire to enter into a series of transactions pursuant to which: (i) Adohr will transfer certain of its assets (subject to certain debt owing to Mid-Am) relating to its "fluid dairy" business to Suiza SoCal, LLC, a Delaware limited liability company (the "California Venture"), in exchange for equity interests in the California Venture which will be transferred by Adohr to DFA, Stremick and Malone, and Adohr will retain its assets relating to its "non-fluid dairy" business; (ii) the California Venture will purchase the inventory of the "fluid dairy" business from Adohr; (iii) Mid-Am will contribute certain debt owing to it to the California Venture in exchange for preferred equity interests in the California Venture; (iv) Suiza SoCal Holdings, Inc., a Delaware corporation and Wholly-Owned Subsidiary of the Company ("Suiza Sub"), will contribute Swiss Dairy to, or Swiss Dairy will transfer all its assets to, or be merged with and into, the California Venture, such that the California Venture will survive as a Subsidiary of Suiza Sub and as a result of which Suiza Sub will receive preferred and common equity interests in the California Venture; and (v) Suiza Sub and DFA shall purchase from Stremick and Malone all of their equity interests in the California Venture (collectively, the "Transaction");

         WHEREAS, upon consummation of the Transaction: (i) seventy percent (70%) or more of each of the common and preferred ownership interests of the California Venture will be owned and controlled by Suiza Sub; and (ii) the remaining common and preferred ownership interests of the California Venture will be owned and controlled by DFA and Mid-Am;

         WHEREAS, pursuant to the Transaction, the existing fluid dairy and bottled water operations of the Company and DFA located in Southern California will be operated by the California Venture; and

         WHEREAS, certain aspects of the Transaction require the consent of the Majority Lenders or the waiver by the Majority Lenders of certain provisions of the Credit Agreement and the Security Documents, in each case in accordance with the terms thereof.

         NOW, THEREFORE, the Majority Lenders hereby agree as follows:

         1. Defined Terms. Except as otherwise defined in this Consent and Waiver, terms defined in the Credit Agreement are used herein as defined therein.

         2. Consent and Waiver of Credit Agreement Provisions. Subject to the conditions set forth in Section 6 hereto and compliance with the covenants set forth in Section 7 hereto, notwithstanding Sections 7.15, 8.03, 8.05 and 8.17 of the Credit Agreement and the other terms and provisions of the Credit Agreement:

                  (a) the Majority Lenders hereby consent to the consummation of the Transaction on substantially the terms set forth in the recitals to this Consent and Waiver;

                  (b) the Majority Lenders hereby waive the provisions of Sections 8.03 and 8.05 of the Credit Agreement to the extent application of such provisions would prohibit the merger of Swiss Dairy or Adohr with and into the California Venture, the contribution of ownership interests in, or the transfer of assets of, Swiss Dairy or Adohr to the California Venture or the issuance of ownership interests in the California Venture to the Company or Suiza Sub, DFA, Mid-Am, Stremick, Malone or other Persons;

                  (c) the Majority Lenders hereby waive the provisions of
         Section 7.15 of the Credit Agreement to the extent they restrict or prevent the California Venture from issuing or having outstanding Equity Rights;

                  (d) the Majority Lenders hereby waive the provisions of Sections 8.17(a), (b) and (c) of the Credit Agreement to the extent such provisions:

                           (i) would require that the California Venture or any
                  now-owned or hereafter acquired or formed Subsidiary of the California Venture be a Wholly Owned Subsidiary;

                           (ii) would require that the California Venture or any
                  now-owned or hereafter acquired or formed Subsidiary of the California Venture become a party, by Joinder Agreement or otherwise, to the Subsidiary Guarantee and Security Agreement or any similar agreement; or

                           (iii) would prohibit or prevent the constituent
                  documents of the California Venture, or of any now-owned or hereafter acquired or formed Subsidiary thereof, or any indenture, agreement, instrument or other arrangement to which the California Venture or such Subsidiary may be a party, from prohibiting or restraining or having the effect of prohibiting or restraining or imposing materially adverse conditions upon the ability of the California Venture, or any such Subsidiary thereof, to incur Indebtedness, grant Liens, make loans, advances or Investments or sell, assign, transfer or otherwise dispose of Property;

                  provided, that the California Venture shall not incur Indebtedness or grant Liens other than Indebtedness or Liens in favor of the Company or its Wholly-Owned Subsidiaries or Indebtedness or Liens of Adohr or Persons or Property acquired by, or merged into, the California Venture, which Indebtedness and Liens (x) otherwise satisfy the requirements of Sections
                  8.06 and 8.07 of the Credit Agreement, as applicable, (y) existed before such acquisition or merger and were not created in anticipation thereof and (z) in the case of Liens, were created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost of the Property subject thereto (provided that (A) no such Lien shall extend to or cover any Property of the Company or any Subsidiary other than the Property so acquired, and (B) the principal amount of Indebtedness secured by any such Lien shall at no time exceed the fair market value (as determined in good faith by a Responsible Financial Officer of the Company) of such Property at the time it was acquired);

                  provided, further, that the California Venture shall not make loans, advances or Investments or sell, assign, transfer or otherwise dispose of Property except in accordance with Sections 8.08 or 8.05(c) of the Credit Agreement, as applicable; and

                  provided, further, that such constituent documents, indentures, agreements or other arrangements shall impose no restrictions on the ability of the California Venture to pay dividends or make other distributions, other than to give priority to the payment of any dividends or distributions to any preferred capital stock or other preferred ownership interests in the California Venture;

                  (e) the Majority Lenders hereby acknowledge and agree that the California Venture and each of its Subsidiaries shall be a Subsidiary of the Company, but shall not be an Affiliate of the Company, for all purposes of the Credit Agreement; and

                  (f) subject to compliance with the other terms of the Credit Agreement, the Majority Lenders hereby consent to the Company's future acquisition of all or any portion of the remaining ownership interests in the California Venture; provided, however, upon the acquisition by the Company or its Subsidiaries of all the outstanding capital stock, Equity Rights and other ownership interests of the California Venture, the California Venture shall execute a Joinder Agreement and thereby become a party to the Subsidiary Guarantee and Security Agreement.

         3. Waiver of Security Agreement Provisions. Notwithstanding Sections 2 and 5.04 of the Security Agreement, the Majority Lenders hereby waive any violation of the Security Agreement that would occur as a result of: (a) the Company's or Suiza Sub's ownership of less than all the ownership interests of the California Venture; or (b) any restrictions on the transfer or encumbrance of the Company's or Suiza Sub's interest in the California Venture.

         4. Release of Capital Stock of Swiss Dairy. The Agent is hereby authorized and directed to deliver all stock certificates and related stock powers with respect to Swiss Dairy to the Company to facilitate the consummation of the Transaction. Effective upon the merger of Swiss Dairy into the California Venture or the transfer of substantially all the assets of, or ownership interests in, Swiss Dairy to the California Venture, (i) the Subsidiary Guarantee and Security Agreement is hereby terminated as to Swiss Dairy and Swiss Dairy is hereby released from all obligations thereunder, (ii) the capital stock of Swiss Dairy is hereby released from the Lien of the Security Agreement or the Subsidiary Guarantee and Security Agreement, as the case may be, and
(iii) all references to Swiss Dairy in the Credit Agreement and the Security Documents are hereby deleted.

         5. Representations and Warranties of the Company. The Company represents and warrants to the Agent and the Lenders that (with respect to matters pertaining to itself and each of its Subsidiaries) as of the date hereof and as of the date of the consummation of the Transaction:

                  (a) no Default has occurred and is otherwise continuing under the Credit Agreement;

                  (b) except as permitted by this Consent and Waiver, the representations and warranties made by the Company in Section 7 of the Credit Agreement, and by each Obligor in each of the other Loan Documents to which it is a party, are true and complete on and as of the date of this Consent and Waiver, and the date of the consummation of the Transaction, with the same force and effect as if made on and as of each such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

                  (c) on a pro forma basis after giving effect to the Transaction, the Company shall remain in compliance with Sections 8.10,
         8.11 and 8.13 of the Credit Agreement; and

                  (d) the businesses being conducted by Adohr to be transferred to the California Venture are in the same line or lines of business currently engaged in by certain Subsidiaries of the Company, or as permitted by Section 8.14 of the Credit Agreement.

         6. Conditions Precedent. The effectiveness of this Consent and Waiver is subject to the receipt by the Agent of the following documents, each of which shall be satisfactory to the Agent in form and substance:

                  (a) certified copies of the Amended and Restated Operating Agreement and Certificate of Formation of Limited Liability Company (or equivalent documents) of the California Venture;

                  (b) Uniform Commercial Code searches for Adohr for each jurisdiction in which Adohr conducts its business or in which any of its Properties are located (or otherwise as the Agent may reasonably request);

                  (c) appropriately completed and duly executed copies of Uniform Commercial Code Financing Statements, sufficient to perfect in the Agent a security interest in the ownership interests of the California Venture owned by the Company or Suiza Sub, in accordance with the Security Agreement or the Subsidiary Guarantee and Security Agreement;

                  (d) an opinion, appropriately dated, of counsel to the California Venture covering such matters as the Agent may reasonably request;

                  (e) if requested by the Agent, environmental surveys and assessments prepared by one or more firms of licensed engineers (familiar with the identification of toxic and hazardous substances) in form and substance satisfactory to the Agent, such environmental survey and assessment to be based upon physical on-site inspections by such firm of each of the existing sites and facilities owned, operated or leased by Adohr and to continue to be owned, operated or leased by the California Venture as well as an historical review of the uses of such sites and facilities and of the business and operations of Adohr;

                  (f) an amendment to the Security Agreement pursuant to which the Company shall pledge all of its right, title and interest in or to Suiza Sub to the Agent for the benefit of the Lenders, and

                  (g) a Joinder Agreement from Suiza Sub, whereby Suiza Sub shall become a party to the Subsidiary Guarantee and Security Agreement.

         7. Covenants. In addition to any covenants set forth in the Credit Agreement, the Company covenants and agrees with the Lenders and the Agent that:

                  (a) the Company, together with its Subsidiaries (other than the California Venture), shall at all times collectively retain voting control of at least 51% of each class of capital stock or other ownership interests of the California Venture; and

                  (b) notwithstanding anything to the contrary in the definitions of "EBITDA", the Company shall include within EBITDA for any period no more than the pro rata share (equal to the aggregate shares of capital stock or other ownership interests in the California Venture then held by the Company and its Subsidiaries (other than the California Venture) divided by the total shares of outstanding capital stock or other ownership interests in the California Venture) of the California Venture's operating income, depreciation and amortization, and other income for such period.

         8. Miscellaneous. Except as expressly provided herein, the Credit Agreement and the Security Documents shall remain unmodified and in full force and effect. This Consent and Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Consent and Waiver by signing any such counterpart. This Consent and Waiver shall be governed by, and construed in accordance with, the law of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Consent and Waiver to be duly executed and delivered as of the day and year first above written.

                                        COMPANY:

                                        SUIZA FOODS CORPORATION


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

AGREED AND ACCEPTED:

FIRST UNION NATIONAL BANK,
as Administrative Agent


By:  /s/ Jorge A. Gonzalez
     -------------------------------
Name:    Jorge A. Gonzalez
Title:   Senior Vice President


                                        LENDERS:

                                        FIRST UNION NATIONAL BANK


                                        By:  /s/ Jorge A. Gonzalez
                                             -----------------------------------
                                        Name:    Jorge A. Gonzalez
                                        Title:   Senior Vice President


                                        THE FIRST NATIONAL BANK
                                        OF CHICAGO


                                        By:  /s/ Kathy Turner
                                             -----------------------------------
                                        Name:    Kathy Turner
                                        Title:   Authorized Officer

                                        BANK ONE, TEXAS, N.A.


                                        By:  /s/ Kathy Turner
                                             -----------------------------------
                                        Name:    Kathy Turner
                                        Title:   Vice President


                                        BANK OF AMERICA NT&SA


                                        By:  /s/ Tom F. Scharfenberg
                                             -----------------------------------
                                        Name:    Tom F. Scharfenberg
                                        Title:   Managing Director


                                        BANK OF AMERICA, N.A.


                                        By:  /s/ Tom F. Scharfenberg
                                             -----------------------------------
                                        Name:    Tom F. Scharfenberg
                                        Title:   Managing Director


                                        BANCO POPULAR DE PUERTO RICO


                                        By:  /s/ John Incandela
                                             -----------------------------------
                                        Name:    John Incandela
                                        Title:   Senior Vice President


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        THE BANK OF NOVA SCOTIA


                                        By:  /s/ M.D. Smith
                                             -----------------------------------
                                        Name:    M.D. Smith
                                        Title:   Agent Operations

                                        THE BANK OF TOKYO - MITSUBISHI,
                                        LTD., DALLAS OFFICE


                                        By:  /s/ D. Barnell
                                             -----------------------------------
                                        Name:    D. Barnell
                                        Title:   Vice President


                                        CREDIT AGRICOLE INDOSUEZ


                                        By:  /s/ Katherine L. Abbott
                                             -----------------------------------
                                        Name:    Katherine L. Abbott
                                        Title:   First Vice President
                                                 Managing Director


                                        By:  /s/ Bradley C. Peterson
                                             -----------------------------------
                                        Name:    Bradley C. Peterson
                                        Title:   Vice President, Manager


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:  /s/ Robert Ivosevich
                                             -----------------------------------
                                        Name:    Robert Ivosevich
                                        Title:   Senior Vice President


                                        FLEET NATIONAL BANK


                                        By:  /s/ Steve Kalin
                                             -----------------------------------
                                        Name:    Steve Kalin
                                        Title:   Vice President


                                        WELLS FARGO BANK (TEXAS) N.A.


                                        By:  /s/ Austin D. Nettle
                                             -----------------------------------
                                        Name:    Austin D. Nettle
                                        Title:   Banking Officer

                                        CIBC INC.


                                        By:  /s/ Katherine Bass
                                             -----------------------------------
                                        Name:    Katherine Bass
                                        Title:   Executive Director
                                                 CIBC World Markets Corp.,
                                                 As Agent


                                        HARRIS TRUST AND SAVINGS BANK


                                        By:  /s/ Dianna D. Carr
                                             -----------------------------------
                                        Name:    Dianna D. Carr
                                        Title:   Vice President


                                        COBANK ACB


                                        By:  /s/ Brian J. Klatt
                                             -----------------------------------
                                        Name:    Brian J. Klatt
                                        Title:   Vice President


                                        AMSOUTH BANK


                                        By:  /s/ Brock E. Fredette
                                             -----------------------------------
                                        Name:    Brock E. Fredette
                                        Title:   Vice President


                                        BANKBOSTON N.A.


                                        By:  /s/ Esteban Arrondo
                                             -----------------------------------
                                        Name:    Esteban Arrondo
                                        Title:   Vice President

                                        BANQUE NATIONALE DE PARIS
                                        HOUSTON AGENCY


                                        By:  /s/ Warren Parham
                                             -----------------------------------
                                        Name:    Warren Parham
                                        Title:   Vice President


                                         BHF (USA) CAPITAL CORPORATION


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED


                                        By:  /s/ Walter R. Wolff
                                             -----------------------------------
                                        Name:    Walter R. Wolff
                                        Title:   Joint General Manager


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        THE LONG-TERM CREDIT BANK OF
                                        JAPAN, LIMITED


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        MELLON BANK, N.A.


                                        By:  /s/ Louis E. Flori
                                             -----------------------------------
                                        Name:    Louis E. Flori
                                        Title:   Vice President


                                        THE MITSUBISHI TRUST AND
                                        BANKING CORPORATION


                                        By:  /s/ Nobuo Tominaga
                                             -----------------------------------
                                        Name:    Nobuo Tominaga
                                        Title:   Chief Manager


                                        NATEXIS BANQUE BFCE


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        NATIONAL CITY BANK OF
                                        KENTUCKY


                                        By:  /s/ Tom Gurbach
                                             -----------------------------------
                                        Name:    Tom Gurbach
                                        Title:   Vice President


                                        THE ROYAL BANK OF SCOTLAND PLC


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        THE SANWA BANK, LIMITED,
                                        NEW YORK BRANCH


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        STB DELAWARE FUNDING TRUST I


                                        By:  /s/ Donald C. Hargadon
                                             -----------------------------------
                                        Name:    Donald C. Hargadon
                                        Title:   Assistant Vice President


                                         SUNTRUST BANK, ATLANTA


                                        By:  /s/ F. Steven Parrish
                                             -----------------------------------
                                        Name:    F. Steven Parrish
                                        Title:   Vice President


                                        By:  /s/ Patrick M. Kotors
                                             -----------------------------------
                                        Name:    Patrick M. Kotors
                                        Title:   Banking Officer


                                        THE TOKAI BANK, NEW YORK BRANCH


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        UNION BANK OF CALIFORNIA, N.A.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        COMPAGNIE FINANCIERE DE CIC ET
                                        DE L'UNION EUROPEENNE


                                        By:  /s/ Brian O'Leary
                                             -----------------------------------
                                        Name:    Brian O'Leary
                                        Title:   Vice President


                                        By:  /s/ Marcus Edward
                                             -----------------------------------
                                        Name:    Marcus Edward
                                        Title:   Vice President


                                        ERSTE BANK


                                        By:  /s/ Arcinee Hovanessian
                                             -----------------------------------
                                        Name:    Arcinee Hovanessian
                                        Title:   Vice President, Erste Bank
                                                 New York Branch


                                        By:  /s/ John S. Runnion
                                             -----------------------------------
                                        Name:    John S. Runnion
                                        Title:   First Vice President


                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        MICHIGAN NATIONAL BANK


                                        By:  /s/ Eric Harge
                                             -----------------------------------
                                        Name:    Eric Harge
                                        Title:   Commercial Relationship Manager

                                        COOPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A., "RABOBANK
                                        NEDERLAND", NEW YORK BRANCH


                                        By:  /s/ Pieter Kodde
                                             -----------------------------------
                                        Name:     David L. Streeter
                                        Title:    Senior Vice President

                                        By:  /s/ David L. Streeter
                                             -----------------------------------
                                        Name:    David L. Streeter
                                        Title:   Vice President